                                                                   EXHIBIT 10.9



                           LOAN AND SECURITY AGREEMENT

Agreement No._____________                          Dated as of November 9, 1999

                                  by and among

                           MMC/GATX PARTNERSHIP NO. I
                              as agent and a lender

                               SILICON VALLEY BANK
                          as payment agent and a lender

                       VENTURE LENDING & LEASING II, INC.
                    TRANSAMERICA BUSINESS CREDIT CORPORATION
                                       and
                           LIGHTHOUSE CAPITAL PARTNERS
                                   as lenders

                                       And
                                    COLO.COM
                            2000 Sierra Point Parkway
                                    Suite 601
                             Brisbane, CA 94005-1819
                                   as borrower

                           CREDIT AMOUNT: $17,000,000

                                             Commitment Amount          Commitment Percentage
                                             -----------------          ---------------------
MMC/GATX Partnership No. I                      $5,000,000                        29.4%
Venture Lending & Leasing II, Inc.              $5,000,000                        29.4%
Transamerica Business Credit                    $3,000,000                        17.6%
Corporation
Silicon Valley Bank                             $2,000,000                        11.8%
Lighthouse Capital Partners                     $2,000,000                        11.8%


Repayment Period:         42 months       Treasury Note Maturity:             42 months
Final Payment Percentage: 10%                        Loan Margin:      393 basis points

                 Commitment Termination Date: December 31, 2001

Eligible Equipment: Eligible Equipment at Borrower's Financed Equipment
Locations.

        The terms and information set forth on this cover page are a part of the attached Loan and Security Agreement, dated as of the date first written above (this "Agreement"), entered into by and among MMC/GATX Partnership No. I ("MMC/GATX"), in its individual capacity, Silicon Valley Bank ("SVB"), in its individual capacity, Venture Lending & Leasing II, Inc. ("VLL"), Transamerica Business Credit Corporation ("IBC") and Lighthouse Capital Partners ("Lighthouse") (each individually a "Lender" and collectively, "Lenders"), MMC/GATX as agent, not individually, SVB as payment agent, not individually, and COLO.COM ("Borrower"). The terms and conditions of this Agreement agreed to between the parties hereto are as follows:

                                    AGREEMENT

        1. Definitions and Construction.

        1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

        "Affiliate" means any Person that owns or controls directly or indirectly ten percent or more of the stock of another entity, any Person that controls or is controlled by or is under common control with such Persons or any Affiliate of such Persons or each of such Person's officers, directors, joint venturers or partners.

        "Agent" means MMC/GATX, not in its individual capacity, but solely in its capacity as agent on behalf of and for the benefit of Lenders and any successor agent.

        "Agent's Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, documentation, administration, funding, and enforcement of the Loan Documents; and Agent's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any insolvency proceeding) whether or not suit is brought.

        "Agreement" shall mean this Loan and Security Agreement, as the same may from time to time be amended or supplemented.

        "All-In Rate" shall be the per annum rate of interest at which the Basic Rate and the Final Payment amortize the Loan.

        "Applicable Premium" shall mean an amount equal to: (i) 10% of the Current Principal Balance on or before twelve (12) months after the Funding Date, (ii) 8% of the Current Principal Balance more than twelve (12) months after, but on or before eighteen (18) months after the Funding Date, (iii) 6% of the Current Principal Balance more than eighteen (18) months after, but on or before twenty-four (24) months after the Funding Date, (iv) 4% of the Current Principal Balance more than Twenty-four (24) months after, but on or before thirty (30) months after the Funding Date, (v) 3% of the Current Principal Balance more than thirty (30) months after, but on or before thirty-six (36) months after the Funding Date, or (vi) 2% of the Current Principal Balance more than thirty-six (36) months after the Funding Date.

        "Basic Rate" means, as of the relevant Funding Date, the per annum rate of interest (based on a year of twelve 30-day months) equal to the sum of (a) the U.S. Treasury note yield to maturity for a term equal to the Treasury Note Maturity as quoted in the Western edition of The Wall Street Journal on the date the Loan Agreement Supplement is prepared, plus (b) the Loan Margin. Notwithstanding the foregoing, the Basic Rate shall not exceed the highest rate permitted by applicable law to be charged on commercial loans.

        "Borrower" shall have the meaning set forth on the cover page hereof.



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
        "Business Day" means any day that is not a Saturday, Sunday, or other day on which banking institutions are authorized or required to close in California.

        "Closing Date" means the date that each of the conditions precedent listed in Section 3.1 has been satisfied or waived in writing by Lenders.

        "Code" means the Uniform Commercial Code as adopted and in effect in the State of California, as amended from time to time.

        "Collateral" has the meaning given that term in Section 4.1, including, without limitation, all Financed Equipment listed in any Loan Agreement Supplement executed from time to time pursuant to Section 4.2.

        "Collateral Assignment Agreement" means an agreement substantially in the form of Exhibit F or such form as Requisite Lenders may accept.

        "Commitment Fee" has the meaning given that term in Section 2.7.

        "Commitment Termination Date" means the date following such term on the cover page of this Agreement.

        "Commitment" or "Commitment Amount" means with respect to each Lender the amount set forth following such term on the cover page of this Agreement under the column titled "Commitment Amount" and "Commitments" means all such amounts collectively.

        "Commitment Percentage" means with respect to each Lender, the percentage set forth on the cover page of this Agreement under the column titled "Commitment Percentage."

        "Credit Amount" means the amount set forth following such term on the cover page of this Agreement.

        "Current Principal Balance" shall be the outstanding principal balance of the Loan as of the date of prepayment calculated from an amortization schedule using the All-In Rate.

        "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

        "Default Rate" means the per annum rate of interest equal to 5% over the rate at which the Basic Rate and the Final Payment amortize the Loan, but such rate shall in no event be more than the highest rate permitted by applicable law to be charged on commercial loans.

        "Eligible Equipment" shall mean, to the extent reasonably acceptable to Lenders, New Equipment; provided that Other Equipment having an aggregate Stated Cost of not more than 50% of the aggregate Loans outstanding at any time may also constitute Eligible Equipment.

        "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by Borrower, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

        "Environmental Laws" means all foreign, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and Community Right-to-Know Act.

        "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

        "Event of Default" has the meaning given to such term in Section 8.

        "Event of Loss" has the meaning given to that term in Section 6.10.

        "Final Payment" means, with respect to each Loan, a payment (in addition to and not in substitution for the regular monthly payments of principal and accrued interest) due on the Maturity Date for such Loan equal to the Loan Amount for such Loan at such time multiplied by the Final Payment Percentage.

        "Final Payment Percentage" means the percentage set forth following such term on the cover page of this Agreement.

        "Financed Equipment" has the meaning given to that term in Exhibit A to any Loan Agreement Supplement, as amended or supplemented from time to time.

        "Finance Equipment Locations" means the locations of Borrower's facilities in the United States specified in Exhibit A.

        "Funding Date" means any date on which a Loan is made to or on account of Borrower under this Agreement.

        "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body,

(c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

        "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

        "Intellectual Property" shall mean all of Borrowers right, title and interest in and to patents, patent rights (and applications and registrations therefor), trademarks and service marks (and applications and registrations therefor), inventions, copyrights, mask works (and applications and registrations therefor), trade names, trade styles, software and computer programs, trade secrets, methods, processes, know how, drawings, specifications, descriptions, and all memoranda, notes, and records with respect to any research and development, all whether now owned or subsequently acquired or developed by Borrower and whether in tangible or intangible form or contained on magnetic media readable by machine together with all such magnetic media

        "Interim Payment" means, with respect to each Loan, an amount equal to the initial Loan Amount multiplied by the percentage equal to the product of (i) the quotient derived from dividing the initial Loan Factor with respect to such Loan by 30, and (ii) the number of days from (and including) the Funding Date of such Loan to (but not including) the first Payment Date with respect to such Loan.

        "Landlord Agreement" means an agreement substantially in the form of Exhibit E or such other form as Requisite Lenders may agree to accept.

        "Lenders" shall have the meaning set forth on the cover page hereof.

        "Lenders' Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, documentation, administration, funding, and enforcement of the Loan Documents; and Lenders' reasonable attorneys' fees and expenses incurred in amending, modifying, enforcing or defending the Loan Documents, including the exercise of any rights or remedies afforded hereunder or under applicable law, whether or not suit is brought.

        "Lien" means any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, encumbrance or other lien with respect to the Property in favor of any Person.

        "Lighthouse" means Lighthouse Capital Partners.

        "Loan" means each advance of credit by Lenders to Borrower under this Agreement in accordance with their Commitment Percentage.

        "Loan Agreement Supplement" means a supplement to this Agreement in substantially the form of Exhibit C.



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
        "Loan Amount" means, with respect to each Loan, as of any date, the original principal amount of such Loan less prepayments of such Loan paid prior to such date.

        "Loan Documents" means, collectively, this Agreement, each Loan Agreement Supplement, the warrants, the Landlord Agreements, the Collateral Assignment Agreements and all other documents, instruments and agreements entered into in connection with this Agreement, all as amended or extended from time to time.

        "Loan Factor" means, with respect to each Loan, the amount set forth as a percentage in the Loan Terms Schedule with respect to such Loan, calculated using the Basic Rate applicable to such Loan.

        "Loan Margin" means the number of basis points set forth following such term on the cover page of this Agreement.

        "Loan Terms Schedule" means, with respect to each Loan, Annex B to the Loan Agreement Supplement prepared by Lenders in connection with such Loan.

        "Maturity Date" means, with respect to each Loan, the last day of the Repayment Period for such Loan, or if earlier, the date of acceleration of such Loan by Lenders following an Event of Default.

        "Minimum Funding Amount" means $50,000.

        "MMC/GATX" means MMC/GATX PARTNERSHIP NO. I.

        "New Equipment" means Financed Equipment delivered to Borrower by the manufacturer or vendor not more than ninety (90) days prior to the Funding Date of the Loan relating to such Financed Equipment.

        "Obligations" means all debt, principal, interest, fees, charges, expenses and attorneys' fees and costs and other amounts, obligations, covenants, and duties owing by Borrower to Lenders or Agent of any kind and description (whether pursuant to or evidenced by the Loan Documents, or by any other agreement among Agent, Lenders and Borrower, and whether or not for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including the principal, interest and Final Payment due with respect to the Loans, and further including all Lenders' Expenses and Agent's Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise; provided. however, "Obligations" shall expressly exclude any obligations of Borrower pursuant to its standby letter of credit facility with SVB.

        "Other Equipment" means tenant improvements and buildout costs, software, tooling, equipment specially manufactured for Borrower, equipment delivered to Borrower by the manufacturer or vendor more than ninety (90) days prior to the Funding Date of the Loan, and other soft costs; all of the foregoing in place, or located, at one of the Financed Equipment Locations.

        "Payment Agent" means SVB, not in its individual capacity but solely in its capacity as payment agent.

        "Payment Date" has the meaning given to that term in Section 2.2(a).

        "Permitted Liens" means the following:

               (a) The Lien created by this Agreement;

               (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which full payment is bonded or adequate reserves are maintained on Borrower's books in accordance with GAAP, provided the same have no priority over any of Agent's security interests;

               (c) Liens of materialmen, mechanics, warehousemen, carriers, or other similar liens accruing after the date hereof and in the ordinary course of business or by operation of law or regulation and securing obligations not yet due;

               (d) Easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not constituting a material adverse effect;

               (e) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;

               (f) Liens that are not prior to the Lien of Agent which constitute rights of set-off of a customary nature or banker's Liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangement entered in to with banks in the ordinary course of business;

               (g) Liens to secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary course of business of Borrower; and

               (h) Liens on any of Borrower's Property which does not constitute "Collateral."

        "Person" means and includes any individual, any partnership, any corporation, any business trust, any joint stock company, any limited liability company, any unincorporated association or any other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

        "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

        "Repayment Period" means the period beginning on the first Payment Date and continuing for the number of calendar months set forth following such term on the cover page of this Agreement.

        "Requisite Lenders" means at any time, Lenders then holding at least seventy-one percent (71%) of the then aggregate unpaid principal amount of the Loans then outstanding or, if no Loans are then outstanding, Lenders then having at least seventy-one (71%) of the aggregate Commitments.

        "Scheduled Payments" has the meaning given to such term in Section
2.2(a).

        "Stated Cost" means (i) with respect to New Equipment, the original cost to Borrower of the item of New Equipment excluding any and all freight, installation, taxes and outer soft costs or (ii) with respect to Used Equipment, the Agent's appraised value of such item of Used Equipment at the time of the making of the Loan financing such item of Used Equipment.

        "Stipulated Loan Value" means, with respect to each Loan, the percentage set forth with respect to such Loan in the Loan Terms Schedule for such Loan, determined as of the Payment Date on which payment of such amount is to be made, or if such date is not a Payment Date, on the Payment Date immediately succeeding such date.

        "Subsidiary" means any corporation of which a majority of the outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

        "SVB" means Silicon Valley Bank.

        "TBC" means Transamerica Business Credit Corporation.

        "Term" means the period from and after the date hereof until the payment in full of all amounts and liabilities payable under this Agreement and the other Loan Documents, including principal and interest on the Loans and the Final Payment with respect to each Loan.

        "Treasury Note Maturity" means the period of months set forth following such term on the cover page of this Agreement.

        "Used Equipment" means all Financed Equipment which is not New
Equipment.

        "VLL" means Venture Lending & Leasing II, Inc.

        "Warrants" means separate warrants in favor of each of the Lenders to purchase securities of Borrower substantially in the form of Exhibit B.

               1.2 Other Interpretive Provisions. References in this Agreement to "Articles," "Sections," "Exhibits, "schedules" and "Annexes" are to recitals, articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Loan Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Loan Document shall refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. The words "include" and "including" and words or similar import when used in this Agreement or any other Loan Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Loan Document, all accounting terms used in this Agreement or any other Loan Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with generally accepted accounting principles as in effect in the United States of America from time to time.

        2. Loans; Repayment.

               2.1 Commitment.

                      (a) The Credit Amount. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, Lenders agree to lend to Borrower, severally and not jointly, from time to time prior to the Commitment Termination Date, the Loans according to each Lender's pro rata share of the Credit Amount (based upon the respective Commitment of each Lender); provided that the aggregate principal amount of the Loans shall not exceed the Credit Amount at such time. Loans may not be prepaid except in accordance with Section 2.5; provided further that the aggregate principal amount of Loans relating to Other Equipment shall not exceed fifty percent (50%) of the then outstanding balance of the Loans.

                      (b) Promissory Note. Each Loan Terms Schedule shall be considered a promissory note evidencing the amounts due hereunder for all purposes.

                      (c) Use of Proceeds. The proceeds of the Loans shall be used solely for the purchase of Eligible Equipment or reimbursement to Borrower of the Stated Cost of Eligible Equipment; provided that all such Eligible Equipment remains located at all times at one of the Financed Equipment Locations as provided by this Agreement.

               2.2 Scheduled Payments; Payment of Interest; Final Payment; Loan Fee.

                      (a) Scheduled Payments. Borrower shall make payments of principal and accrued interest in advance for each Loan (collectively, "Scheduled Payments") as set forth in the Loan Terms Schedule, commencing on the date set forth on the Loan Term Schedule applicable to such Loan and continuing thereafter during the Repayment Period on the first Business Day of each calendar month (each a "Payment Date"), in an amount equal to the Loan Factor multiplied by the Loan Amount for such Loan as of such Payment Date. In any event, all unpaid principal and accrued interest shall be due and payable in full on the last Payment Date with respect to such Loan.

                      (b) Interim Payment. Unless the Funding Date for a Loan is a Payment Date, Borrower shall pay the Interim Payment payable with respect to such Loan on the Funding Date, as specified in the Loan Term Schedule applicable to such Loan.

                      (c) Payment of Interest. Borrower shall pay interest on each Loan at a per annum rate of interest equal to the Basic Rate specified in the applicable Loan Agreement Supplement for such Loan. All computations of interest on Loans shall be based on a year of twelve 30-day months. Notwithstanding any other provision hereof, the amount of interest payable hereunder shall not in any event exceed the maximum amount permitted by the law applicable to interest charged on commercial loans.

                      (d) Final Payment. Unless a Loan is prepaid in full, on the Maturity Date with respect to such Loan, Borrower shall pay, in addition to any unpaid principal and accrued interest and all other amounts due on such date with respect to such Loan, an amount equal to the Final Payment with respect to such Loan.

                      (e) Termination of Commitment to Lend. Notwithstanding anything in the Loan Documents, each Lender's obligation to lend the undisbursed portion of the such Lender's Commitment to Borrower hereunder shall terminate on the earlier of (i) at the Requisite Lenders' sole election, the occurrence and continuance of any Default or Event of Default hereunder, and (ii) the Commitment Termination Date. Notwithstanding the foregoing, each Lender's obligation to lend the undisbursed portion of such Lender's Commitment to Borrower shall terminate if, in Requisite Lenders' sole judgment, there has been a material adverse change in the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the business plan of Borrower presented to and not disapproved by Requisite Lenders, since the date of this Agreement.

               2.3 Other Payment Terms.

                      (a) Place and Manner. Borrower shall make all payments due to Agent or Lenders in lawful money of the United States. All payments of principal, interest, fees and other amounts payable by Borrower hereunder shall be made, in immediately available funds, by debit to any account of Borrower with Payment Agent not later than 10:00 a.m. California time, on the date on which such payment is made. Borrower authorizes and directs SVB, as Payment Agent, to debit the amount of each such payment to any account of Borrower, and to disburse to each Lender its respective share of such payment on each Payment Date. Payment Agent shall disburse payments to the other Lenders as follows:


         MMC/GATX Payment
         GATX Capital Corporation
         Bank Name:                        Bank of America
         Bank Address:                     Dallas, Texas 75202
         Account No.:                      3750878673
         ABA Routing No.:                  111-000012



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
Reference:                                 Colo.com Invoice #

VLL Payment
Venture Lending & Leasing II, Inc.

Bank Name:                                 Investors Bank & Trust Co.
Account No.:                               8421183
Attention:                                 Bruce Maxwell
ABA Routing No.:                           011001438
                                           F/C Client Funds #56930395
Reference:                                 Venture Lending & Leasing II, Inc.

TBC Payment
Transamerica Business Credit
Corporation

Bank Name:                                 Bank One, NA
Bank Address:                              One Bank One Plaza
                                           Chicago, IL 60670
Account No.:                               55-75427
ABA Routing No.:                           071-000-013
Reference:                                 Colo.com

Lighthouse Payment
Lighthouse Capital Partners

Bank Name:                                 Imperial Bank
Bank Address:                              Santa Clara Valley Regional Office
Account No.:                               20-007-605
ABA Routing No.:                           122201444
Reference:                                 Colo.com

Any payment received by Agent, Payment Agent or any Lender for the account of another Lender shall be paid promptly to such Lender, in like funds, for the Loan in respect of which such payment is made.

                      (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                      (c) Default Rate. If either (i) any amounts required to be paid by Borrower under this Agreement or the other Loan Documents (including principal, interest, the Final Payment payable with respect to any Loan, and any fees or other amounts) remain unpaid after such amounts are due, or (ii) an Event of Default has occurred and is continuing, Borrower shall pay interest on the aggregate, outstanding balance hereunder from the date due or from the date of the Event of Default, as applicable, until such past due amounts are paid in full or until all Events of Default are cured, as applicable, at a per annum rate equal to the Default Rate. All computations of such interest shall be based on a year of twelve 30-day months.

               2.4 Procedure for Making Loans.

                      (a) Notice. Whenever Borrower desires that Lenders make a Loan, Borrower is responsible for providing Agent with a list of equipment proposed to be financed with such Loan together with such additional information with respect to the Loan and the Eligible Equipment as Agent shall reasonably request. Following the receipt by Agent of such information in form and substance reasonably satisfactory to it, Agent shall notify Borrower that the condition set forth in Section 3.2(b) has been met and Borrower may then notify Agent in writing (or by telephone with prompt confirmation in writing) of the date on which it desires Lenders to make such Loan. Such notice shall (i) be made at least five (5) Business Days in advance of the desired Funding Date,
(ii) be irrevocable and (iii) request that Agent prepare a Loan Terms Schedule for such Loan. Within two (2) Business Days following receipt of such notice, Agent shall notify each Lender by telephone or facsimile of the principal amount (including such Lender's Commitment Percentage thereof) and Funding Date of the Loan being requested by Borrower. Borrower's request for a Loan shall be deemed to be a representation and warranty by Borrower that no Default or Event of Default has occurred and is continuing, and that the representations and warranties set forth in Section 5 are true and correct as of the time of such notice as if made at such time. Subject to the terms and conditions of this Agreement, as soon as practicable prior to 11:00 a.m. California Time on the Funding Date specified in the Loan Terms Schedule, each Lender shall transfer an amount equal to its Commitment Percentage multiplied by the amount of the Loan to the account specified in Section 2.4(c) in immediately available funds. Each Lender's obligation to make its Commitment Percentage of the Loan shall be expressly subject to the satisfaction of the conditions set forth in Sections
3.1 and 3.2.

                      (b) Loan Factor and Stipulated Loan Value Calculation. Prior to each Funding Date, Agent, on behalf of Lenders, shall establish the Basic Rate, the Loan Factor and Stipulated Loan Value with respect to such Loan. The Loan Factor shall be calculated in a manner to fully amortize the Loan over the Repayment Period applicable to such Loan in equal periodic installments of principal and interest. The Loan Factor and Stipulated Loan Value applicable to each Loan shall be set forth in the Loan Agreement Supplement to be executed by Borrower with respect to each Loan and shall be conclusive in the absence of a manifest error.

                      (c) Disbursement. Each Lender shall disburse its pro rata portion of such Loan by wire transfer to Borrower at Silicon Valley Bank, Name:
SIL VLY BK SJ, Account No. 3300172656, ABA Routing No. 121140399, Account Name:
COLO.COM. Notwithstanding anything stated herein to the contrary, no Lender shall have any obligation to advance funds on behalf of any other Lender.

               2.5 Prepayments.

                      (a) Prepayment Upon an Event of Loss. if any Financed Equipment is subject to an Event of Loss and Borrower is required to or elects to prepay the Loan with respect to such Financed Equipment, then such Loan shall be prepaid to the extent and in the manner provided hereunder.

                      (b) Mandatory Prepayment Upon an Acceleration. If the Loans are accelerated following the occurrence of an Event of Default or otherwise (other than following an Event of Loss), then Borrower shall immediately pay to Lenders (i) all unpaid Scheduled Payments with respect to each Loan due prior to the date of prepayment, (ii) the Stipulated Loan Value with respect to each Loan multiplied by the Loan Amount of such Loan, and (iii) all other sums, if any, that shall have become due and payable hereunder.

                      (c) Optional Prepayment By, Or Replacement Of, Financed Equipment Location. In the event Borrower desires to prepay all, but not less than all, of the Loans made as to a particular financed Equipment Location, Borrower shall provide a written notice to each Lender of (i) the Financed Equipment Location as to which Borrower wishes to prepay all of its Loans, (ii) the locations of Borrower's facilities in the United States which are not either Financed Equipment Locations or subject to another lender's equipment loans or security interests ("Alternative Locations"). Requisite Lenders shall determine either that (i) Borrower may prepay all, but not less than all, of the Loans made as to such particular Financed Equipment Location, or (ii) Borrower may replace such Financed Equipment Location with Requisite Lenders' selection of one of the Alternative Locations. Borrower shall provide Lenders with such information regarding any of the Alternative Locations and assets located thereat as Lenders may reasonably request in order for Requisite Lenders to make such determination. Lenders shall have ten (10) Business Days after receipt of Borrower's written notice and information requested by Lenders regarding the Alternative Locations to make such determination, and Agent shall provide Borrower with written notice of such determination ("Determination Notice"). If Requisite Lenders determine to replace such Finance Equipment Locations with an Alternative Location, Borrower at its expense, shall cooperate and execute such further agreements and security documentation, substantially on the terms and conditions of this Agreement, to secure such Loans and the, Alternative Location, and release such Financed Equipment Location. If Requisite Lenders determine to allow Borrower to prepay all of the Loans as to such Finance Equipment Location, Borrower shall prepay, within five (5) Business Days of Lenders' Determination Notice, all such Loans in full at a prepayment price with respect to each Loan equal to the Current Principal Balance of the Loan, plus interest accrued on the Loan through and including the date of such prepayment, plus a premium on the Loan equal to the Applicable Premium. Borrower may exercise the prepayment right of this section only as to a total of one (1) Financed Equipment Location. If Requisite Lenders cannot agree, the determination shall be a prepay.

                      (d) No Other Prepayment. Borrower may not prepay any Loan except (1) upon the occurrence of an event described in Section 2.5(a), (b) or
(c) above in which event the prepayment shall be made as described in such sections, or (2) in connection with Lenders' refusal to consent under Sections 7.5(iv) or 7.7, in which case, Borrower shall prepay all, but not less than all, of the Loans in full at a prepayment price with respect to each Loan equal to the

Current Principal Balance of the Loan plus interest accrued on the Loan through and including the date of such prepayment, plus a premium equal to the Applicable Premium.

               2.6 Minimum Funding Amount; Maximum Number of Fundings. Except with the prior consent of Requisite Lenders, in Requisite Lenders' sole discretion, (i) the amount of each requested Loan shall not be less than the Minimum Funding Amount, (ii) there shall not be more than one funding of Loans in any one calendar month, (iii) each Loan (and the Financed Equipment thereunder) shall be applicable to a separate Financed Equipment Location, and
(iv) more than one Financed Equipment Location may be financed at a time so long as each Loan meets the requirements of clauses (i), (ii) and (iii) and this Agreement.

               2.7 Commitment Fee; Expenses. Borrower has paid a commitment fee in the amount of Twenty-Five Thousand Dollars ($25,000) (the "Commitment Fee"). The Commitment Fee, less an amount to pay Lenders' Expenses and Agent's Expenses in connection with due diligence and the negotiation and documentation (including filing and recording fees) of the Loan Documents, will be applied to the first payment due by Borrower after Agent's determination of such expenses. If such expenses exceed the Commitment Fee, Borrower agrees to pay such expenses within thirty (30) days of invoice.

        3. Conditions of Loans.

               3.1 Conditions Precedent to Closing. At the time of the execution and delivery of this Agreement, the Lenders shall have received, in form and substance reasonably satisfactory to Lenders, all of the following:

                      (a) This Agreement duly executed by Borrower and each of the Lenders.

                      (b) The separate Warrants to be issued to each Lender, each duly executed by Borrower.

                      (c) The separate Warrant to be issued to MMC/GATX or the Person designated by it, in connection with its fee, duly executed by Borrower.

                      (d) The intercreditor agreement, in form and substance satisfactory to Lenders, and duly executed by each of the Lenders.

                      (e) A certificate of the secretary or assistant secretary of Borrower with copies of the following documents attached: (i) the articles of incorporation and bylaws of Borrower certified by Borrower as being in full force and effect on the Closing Date, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of this Agreement and each of the other Loan Documents.

                      (f) A good standing certificate from Borrower's state of incorporation and the state in which Borrower's principal place of business is located, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

                      (g) Evidence of the insurance coverage required by Section
6.9 of this Agreement.

                      (h) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Warrants and the other Loan Documents.

                      (i) A legal opinion of Borrower's counsel covering the matters set forth in Exhibit D hereto.

                      (j) Such other documents, and completion of such other matters, as Lenders may deem necessary or appropriate.

               3.2 Conditions Precedent to all Loans. The obligation of Lenders to make each Loan, including the initial Loan, is further subject to the following conditions:

                      (a) No Default or Event of Default shall have occurred and be continuing.

                      (b) Borrower shall have provided to Agent, with respect to the Eligible Equipment which is requested to be financed with the proceeds of the Loan to be made on such Funding Date, such invoices, purchase orders, bills of sale, serial numbers, agreements, canceled checks, and other documents as Lenders shall reasonably request to evidence the ownership by Borrower of, the payment in full of the purchase price of such Eligible Equipment, each in form and substance reasonably satisfactory to Lenders.

                      (e) Each Loan shall be for Financed Equipment at one Financed Equipment Location and Borrower shall have provided Agent with the location of each item of Financed Equipment and a Collateral Assignment Agreement and a Landlord Agreement for such Financed Equipment Location, which have been duly executed by each of the parties thereto.

                      (d) Borrower, Agent and Lenders shall have executed a Loan Agreement Supplement, including a Loan Terms Schedule and a list of Financed Equipment with respect to the proposed Loan.

                      (e) Agent shall have received such documents, instruments and agreements, including UCC financing statements or amendments to UCC financing statements, as Agent shall reasonably request to evidence the perfection and priority of the security interests granted to Agent, on behalf of and for the benefit of Lenders, pursuant to Section 4.

                      (f) Borrower shall have delivered to Agent, on behalf of Lenders, a release, or estoppel letter, as appropriate, from any Person having an existing Lien superior to the Lien of Lenders on any item of Eligible Equipment which is requested to be financed.

                      (g) Such other documents, and completion of such other matters, as Agent may deem necessary or appropriate.

               3.3 Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Agent each item required to be delivered to Agent and/or Lenders as a condition to each Loan, if such Loan is advanced. Borrower expressly agrees that the extension of such Loan prior to the receipt by Agent or Lenders of any such item shall not constitute a waiver by Agent or Lenders of Borrower's obligation to deliver such item, and any such extension in the absence of a required item shall be in Lenders' sole discretion.

        4. Creation of Security Interest.

               4.1 Grant of Security Interest. Borrower grants to Agent on behalf and for the benefit of Lenders, a valid, first priority, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by Borrower of each of its covenants and duties under each of the Loan Documents. The "Collateral" shall mean and include all right, title, interest, claims and demands of Borrower in and to the following:

                      (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all laboratory equipment, computer equipment, office equipment, machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, which are now or at any time hereafter located on any of the Financed Equipment Locations;

                      (b) All inventory now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products which is now or at any time hereafter located on any of the Financed Equipment Locations, including such inventory therefrom as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

                      (c) All contract rights and general intangibles (including Intellectual Property), including, without limitation, goodwill, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer disks, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind, royalties, license rights and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower, now or at any time hereafter owned or acquired by Borrower or in which Borrower now or at any time hereafter has any rights, relating to any Financed Equipment Location, and Borrower's books relating to the foregoing;

                      (d) All now existing and hereafter arising accounts and all other forms of obligations owing to Borrower arising out of the sale or lease of space, the licensing of technology or the rendering of services by Borrower (subject, in each case, to the contractual rights of third parties to require funds received by Borrower to be expended in a particular manner) now or at any time hereafter produced or generated by, or derived from, the ownership or operation of any of the Financed Equipment Locations (collectively, "Receivables"); provided that any portion of any Receivables which have been fully earned by performance by Borrower (collectively, "Earned Receivables") shall be excluded as Collateral hereunder;

                      (e) All deposit accounts, now existing or hereafter arising, maintained at SVB or with any other Lender (Borrower's execution and delivery of this Agreement to Lender shall constitute notice under the Code that Borrower has granted a security interest in such account or accounts in favor of Agent, for the benefit of the Lenders), and any and all monies, securities and other Property of Borrower, and the proceeds thereof, now or hereafter held by any of the Lenders or Agent, whether for safekeeping, custody, pledge, transmission, collection or otherwise;

                      (f) All documents, cash, deposit accounts, letters of credit, certificates of deposit, instruments, chattel paper and investment property, including, without limitation, all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, now or at any time hereafter produced or generated by, or derived from, any of the Financed Equipment Locations;

                      (g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments; and

                      (h) Any and all of the following equipment collateral (collectively, "Equipment Collateral"):

                All right, title, interest, claims and demands of Borrower in and to each and every item of equipment, fixtures or personal property, whether now owned or hereafter acquired, together with all substitutions, renewals or replacements of and additions, improvements, accessions, replacement parts and accumulations to any and all of such equipment, fixtures or personal property (collectively, the "Equipment"), together with all proceeds thereof, including, without limitation, insurance, condemnation, requisition or similar payments, and all proceeds from sales, renewals, releases or other dispositions thereof, which is financed with or is designated as collateral for the Obligations on and after the date of this Agreement by designating such equipment, fixtures and personal property on a UCC financing statement listing Borrower as "debtor" and Lender as "secured party."

                      (i) But expressly excluding any certificates of deposit now or hereafter maintained by SVB which secure any obligations of Borrower now or hereafter arising pursuant to Borrower's standby letter of credit facility with SVB, including without limitation. certificate of deposit account numbers 8800049728, 8800049741, 8800049818, 8800049829 and 8800050632 (collectively, the
"SVB Collateral").

               4.2 After-Acquired Property. All Financed Equipment which is financed through Loans and any and all other Property generally described or referred to as Collateral which is hereafter acquired by Borrower shall ipso facto, and without any further conveyance, assignment or act on the part of Borrower or Lenders, become and be subject to the security interest herein granted as fully and completely as though specifically described herein. The list of Financed Equipment shall be amended and supplemented on each Funding Date by a Loan Agreement Supplement to incorporate all Financed Equipment financed with the Loan advanced on such Funding Date; provided, however, the failure to so amend and supplement the list of Financed Equipment shall not affect the grant by Borrower to Lender of the security interest in such Financed Equipment pursuant to this Section 4. This Agreement and the other documents in connection herewith may be otherwise supplemented and amended from time to time, as required by Lender, to reflect additional Collateral to be subject to the security interest granted pursuant to this Section 4.

               4.3 Duration of Security Interest. Agent's security interest in the Collateral shall continue until the payment in full and the satisfaction of all Obligations, whereupon such security interest shall terminate; provided, however, if any item of Financed Equipment is subject to an Event of Loss, then following the prepayment of the Loan with respect to such item pursuant to
Section 2.5, Agent shall release its security interest in such item of Financed Equipment. Agent shall, at Borrower's sole cost and expense, execute such further documents and take such further actions as may be reasonably necessary to effect the release contemplated by this Section 4.3, including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

               4.4 Location and Possession of Collateral. The Equipment Collateral is and shall remain in the possession of Borrower at one of the Financed Equipment Locations. Notwithstanding the foregoing, Borrower may, not more than once per quarter, elect to move part of the Equipment Collateral from one Financed Equipment Location (the "Released Equipment"); provided (1) Borrower gives Lenders thirty (30) days' written notice of its request, including the description and value of the Released Equipment and the description and value of the equipment which will replace the Released Equipment at the Financed Equipment Location (the "Substitute Equipment"), (2) the Substitute Equipment must be of a greater or equal value than the Released Equipment in Requisite Lenders' judgment, (3) the Substitute Equipment must become "Equipment Collateral" under this Agreement, subject to Lenders' first priority security interest, (4) the Released Equipment does not consist of more than ten percent (10%) of the aggregate of all of the New Equipment as to the Loans made for that Financed Equipment Location, (5) the Substitute Equipment must be delivered to Borrower by the manufacturer or vendor not more than ninety
(90) days prior to the Released Equipment being moved to another location, and
(6) there is no Event of Default or Default existing or occurring. Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Agent for perfection of its security interest therein) and so long as no Event of Default has occurred and is continuing, shall be entitled to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, that the possession enjoyment, control and use of the Collateral shall at all time be subject to the observance and performance of the terms of this Agreement.

               4.5 Markings On the Collateral. At Agent's request at any time during the Tern of the Loan (including any extension thereof), Borrower shall place in a conspicuous location on each item of Financed Equipment a plaque or outer marking to be supplied by Lenders which reads substantially as follows;

        MMC/GATX PARTNERSHIP NO. I, as Agent for Lenders, Lienholder.

        Such plaque or other marking shall not be removed (or if removed or damaged such plaque or other marking shall be replaced) until the security interest in favor of Agent in such item of Collateral is terminated pursuant to this Agreement.

               4.6 Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Agent on behalf of Lenders, at the request of Agent, all financing statements and other documents Agent may reasonably request, in form satisfactory to Agent, to perfect and continue Agent's perfected security interests in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents.

               4.7 Right to Inspect. Each Lender (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's books and records and to make copies thereof and to inspect, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

               4.8 Intentionally omitted.

               4.9 Real Property Collateral.

                      (a) Documents. In connection with each Financed Equipment Location, Borrower shall duly execute and deliver to Lenders, in form and substance satisfactory to Lenders a Collateral Assignment Agreement, and a Landlord Agreement duly executed by the applicable landlord. A form of the Landlord Agreement is attached as Exhibits E, but the parties recognize that there will be variations in these agreements between the Financed Equipment Locations, although all such agreements must be satisfactory to Lenders. Borrower agrees that Lenders or Agent may retain local counsel in connection with the negotiation, documentation and enforcement of these agreements and such attorneys' fees and costs shall be either Lenders' Expenses or Agent's Expenses, reimbursable by Borrower hereunder.

        5. Representations and Warranties. Borrower represents, warrants and covenants as follows:

               5.1 Due Organization and Qualification. Borrower is a corporation duly organized and validly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which (i) the conduct of its business or its ownership of Property requires that it be so qualified or in which the Collateral is located, except for such states as to which any failure to so qualify would not have a material adverse effect on Borrower, and (ii) a Financed Equipment Location is located.

               5.2 Authority. Borrower has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, the Loan Documents to which it is a party. Borrower has all requisite power and authority to own and operate its properties and to carry on its businesses as now conducted.

               5.3 Conflict with Other Instruments, etc. Neither the execution and delivery of any Loan Document to which Borrower is a party nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation and the by-laws, or other organizational documents of Borrower or any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or any material agreement or instrument to which Borrower is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder or result in the creation or imposition of any Lien, other than Permitted Liens.

               5.4 Authorization; Enforceability. The execution and delivery of this Agreement, the granting of the security interest in the Collateral, the incurring of the Loans, the execution and delivery of the other Loan Documents to which Borrower is a party and the consummation of the transactions herein and therein contemplated have each been duly authorized by all necessary action on the part of Borrower. The Loan Documents have been duly executed and delivered and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

               5.5 No Prior Encumbrances. Borrower has good and marketable title to the Collateral, free and clear of Liens except for Permitted Liens.

               5.6 Name; Location of Chief Executive Office, Principal Place of Business and Collateral. Except as disclosed in Schedule 1, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office, principal place of business, and the place where Borrower maintains its records concerning the Collateral are presently located at the addresses set forth on the cover page of this Agreement. The Equipment Collateral is presently located at one of the Financed Equipment Locations, as set forth in a Loan Agreement Supplement which is approved by Agent. The Collateral (other than the Equipment Collateral) is presently located at the address set forth on the cover page to this Agreement.

               5.7 Litigation. There are no actions or proceedings pending by or against Borrower before any court or administrative agency in which an adverse decision could have a material adverse effect on Borrower or the aggregate value of the Collateral. Borrower does not have knowledge of any such pending or threatened actions or proceedings. Borrower will promptly notify Lenders in writing if any action, proceeding or governmental investigation involving Borrower is commenced that is reasonably expected to result in damages or costs to Borrower of Fifty Thousand Dollars ($50,000) or more.

               5.8 Financial Statements. All financial statements relating to Borrower or any Affiliate that have been or may hereafter be delivered by Borrower to each Lender present fairly in all material respects Borrower's financial condition as of the date thereof and Borrower's results of operations for the period then ended.

               5.9 Security Interest. Assuming the proper filing of one or more financing statement(s) identifying the Collateral with the proper state and/or local authorities and the appropriate recordings and/or filings with respect to Collateral constituting Intellectual Property or real property with the proper federal, state or county authorities, the security interests in the Collateral granted to Agent pursuant to this Agreement (i) constitute and will continue to constitute first priority security interests (except to the extent any Permitted Liens may have a superior priority to Agent's Lien under this Agreement) and
(ii) are and will continue to be superior and prior to the rights of all other creditors of Borrower (except to the extent of such Permitted Liens).

               5.10 Full Disclosure. No representation, warranty or other statement made by Borrower in any Loan Document, certificate or written statement furnished to Lenders or either of them contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading. There is no fact known to Borrower which materially adversely affects, or which could in the future be reasonably expected to materially adversely affect, its ability to perform its obligations under this Agreement.

        6. Affirmative Covenants. Borrower covenants and agrees that, until the full and complete payment of the Obligations and the termination of the Commitments, Borrower shall do all of the following:

               6.1 Good Standing. Borrower shall maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which (i) the failure to so qualify could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Borrower, and (ii) a Financed Equipment Location is located. Borrower shall maintain in force all licenses, approvals and agreements, the loss of which could reasonably be expected to have a material adverse effect on its financial condition, operations or business.

               6.2 Government Compliance. Borrower shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to materially adversely affect the financial condition, operations or business of Borrower.

               6.3 Financial Statements, Reports, Certificates. Borrower shall deliver to each Lender: (a) as soon as available, but in any event within thirty
(30) days after the end of each month, a company prepared balance sheet, income statement and cash flow statement covering Borrower's operations during such period, certified by a Responsible Officer; (b) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited financial statements of Borrower prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified opinion on such financial statements of a nationally recognized or other independent public accounting firm reasonably acceptable to Agent; and (c) such other financial information as Lender may reasonably request from time to time. From and after such time as Borrower becomes a publicly reporting company, promptly as they are available and in any event: (x) at the time of filing of Borrower's Form 10-K with the Securities end Exchange Commission after the end of each fiscal year of Borrower, the financial statements of Borrower filed with such Form 10-K; and (y) at the time of filing of Borrower's Form 10-Q with the Securities and Exchange Commission after the end of each of the first three fiscal quarters of Borrower, the financial statements of Borrower filed with such Form 10-Q. In addition, Borrower shall deliver to each Lender (i) promptly upon becoming available, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders; (ii) immediately upon receipt of notice thereof, a report of any material legal actions pending or threatened against Borrower; and (iii) such other financial information as Lenders may reasonably request from time to time.

            6.4 Certificates of Compliance. Each time financial statements are furnished pursuant to Section 6.3 above, there shall be delivered to each Lender, a certificate signed by a Responsible Officer (each, an "Officer's Certificate") with respect to such financial reports to the effect that: (i) no Event of Default or Default has occurred and is continuing hereunder since the date of this Agreement or, if later, since the date of the prior Officer's Certificate or, if such an event or condition has occurred and is continuing, the nature and extent thereof and the action Borrower proposes to take with respect thereto, and (ii) Borrower is in compliance with the provisions of Sections 6 and 7.

            6.5 Notice of Event of Loss. As soon as possible, and in any event within ten (10) days after Borrower has knowledge thereof, Borrower shall notify Agent in writing in reasonable detail of any Event of Loss.

            6.6 Notice of Defaults. As soon as possible, and in any event within five (5) days after the discovery of a Default or an Event of Default provide Agent, with an Officer's Certificate of Borrower setting forth the facts relating to or giving rise to such Default or Event of Default and the action which Borrower proposes to take with respect thereto.

            6.7 Taxes. Borrower shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any properties belonging to it, including the Financed Equipment, and will execute and deliver to Agent, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent and Requisite Lenders indicating that Borrower has made such payments or deposits; provided that Borrower need nut make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and as to which payment in full is bonded or is adequately reserved against by Borrower.

            6.8 Use: Maintenance.

                (a) Borrower, at its expense, shall make all necessary site preparations and cause the Collateral to be operated in accordance with any applicable manufacturer's manuals or instructions. So long as no Default or Event of Default has occurred and is continuing, Borrower shall have the right to quietly possess and use the Collateral as provided herein without interference by Agent or Lenders.

                (b) Borrower, at its expense, shall maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations to which the use and operation of the Collateral may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Collateral which does not constitute an Event of Loss, regardless of the cause. If maintenance is mandated by manufacturer, Borrower shall obtain and keep in effect, at all times during the Term maintenance service contracts with suppliers approved by Agent and Requisite Lenders, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of the Collateral. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Borrower with the result that no Lien will attach to the Collateral.

            6.9 Insurance. Borrower shall, obtain and maintain for the Term, at its own expense:

                (a) "All risk" insurance against loss or damage to the Collateral and the Financed Equipment Locations. The coverage limit shall be the greater of the replacement cost of the Equipment or the Stipulated Loan Value of the Loan Amount applicable to each Loan. The deductible shall not exceed $25,000. The policy shall name Agent, on behalf of Lenders, as sole loss payee with respect to the Equipment, shall not be invalidated by any action of or breach of warranty by Borrower of any provision thereof and waive subrogation against Agent, on behalf of Lenders.

                (b) Commercial general liability insurance (including contractual liability, products liability and completed operations coverages) reasonably satisfactory to Lenders. The limit of liability shall be at least $2,000,000 per occurrence. The policy shall be without deductible, except for products liability coverage which may have a deductible up to $25,000. The policy(ies) shall name Agent, on behalf of Lenders, as additional insured in the full amount of Borrower's liability coverage limits (or the coverage limits of any successor to Borrower or such successor's parent which is providing coverage), be primary and without contribution as respects any insurance carried by Agent or Lenders, and contain cross liability and severability of interest clauses.

                (c) Such other insurance against risks of loss and with terms as shall be reasonably required by Agent and Requisite Lenders.

        All policies of insurance shall be placed with financially sound, commercial insurers reasonably satisfactory to Agent and Requisite Lenders. All policies of insurance shall provide that Agent, on behalf of Lenders, shall be given 30 days notice of cancellation of coverage. This notice provision shall be without qualification. On or prior to the first Funding Date and prior to each policy renewal, Borrower shall furnish to Agent, on behalf of Lenders, certificates of insurance or other evidence satisfactory to Agent that insurance complying with all of the above requirements is in effect.

            6.10 Loss; Damage; Destruction and Seizure.

                (a) Borrower shall bear the risk of the Financed Equipment being lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever at any time until the expiration or termination of the Term.

                (b) If during the Term any item of Financed Equipment is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever for a period equal to at least the remainder of the Term (an "Event of Loss"), then in each case Agent, on behalf of Lenders, shall receive from the proceeds of insurance maintained pursuant to Section 6.9, from any award paid by the seizing governmental authority or, to the extent not received from the proceeds of insurance or award or both, from Borrower, on or before the Payment Date next succeeding such Event of Loss, an amount equal to the sum of (i) all accrued and unpaid Scheduled Payments with respect to such Loan due prior to the next such Payment Date, (ii) a prepayment in an amount equal to the Stipulated Loan Value with respect to such Loan multiplied by the Stated Cost of each affected item of Financed Equipment provided that the sum of (i) and (ii) shall not exceed the principal amount of each such Loan and all accrued interest and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to such Loan, including interest at the Default Rate with respect to any past due amounts. On the date of receipt by Agent, on behalf of Lenders, of the amount specified above with respect to each such item of Financed Equipment subject to an Event of Loss, this Agreement shall terminate as to such Financed Equipment. Except as provided in Section 6.10(c), any proceeds of insurance maintained by Borrower pursuant to Section 6.9 and received by Borrower shall be paid to Agent, on behalf of Lenders, promptly upon their receipt by Borrower. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this Section 6.10, Agent shall promptly remit to Borrower the amount in excess of the amount owed to Lenders.

                (c) So long as no Event of Default has occurred and is continuing, any proceeds of insurance maintained pursuant to Section 6.9 received by Lenders or Borrower with respect to an item of Financed Equipment, the repair of which is practicable, shall, at the election of Borrower, be applied either to the repair or replacement of such Financed Equipment or, upon Agent's receipt, on behalf of Lenders, of evidence of the repair or replacement of the Financed Equipment reasonably satisfactory to Lenders, to the reimbursement of Borrower for the cost of such repair or replacement. All replacement parts and equipment acquired by Borrower in replacement of Financed Equipment pursuant to this Section 6.10(c) shall immediately become part of the Financed Equipment upon acquisition by Borrower. Borrower shall take such actions and provide such documentation as may be reasonably requested by Agent, on behalf of Lenders, to protect and preserve their first priority security interest and otherwise to avoid any impairment of Agent's and Lenders' rights under the Loan Documents in connection with such repair or replacement.

            6.11 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Lenders to effect the purposes of this Agreement.

        7. Negative Covenants. Borrower covenants and agrees that until the full and complete payment of the Obligations and termination of the Commitments, Borrower will not do any of the following:

            7.1 Chief Executive Office. During the continuance of this Agreement, change its chief executive office or principal place of business without thirty (30) days prior written notice to Lenders.

            7.2 Collateral Control. Subject to its rights under Section 4, (i) terminate, waive or release any material right with respect to any Collateral,
(ii) remove any Equipment Collateral from a Financed Equipment Location to a location which is not a Financed Equipment Location, (iii) except upon thirty days' prior written notice to Lenders, remove any Equipment Collateral from one Financed Equipment Location to another Financed Equipment Location, (iv) except upon thirty days' prior written notice to Lenders, remove any items of Collateral (other than Equipment Collateral) from a Financed Equipment Location or Borrower's facility located at the address set forth on the cover page hereof or such other address agreed to in writing by Lenders, or (v) affix or attach or permit to be affixed or attached to any item of Collateral any other item of property owned by Borrower or any other lender, lessor or financing party which is not readily identifiable or separable without any damage to such item of Collateral, without each Lender's prior written consent.

            7.3 Liens. Create, incur, assume or suffer to exist any Lien of any kind upon any Collateral, whether now owned or hereafter acquired, except Permitted Liens.

            7.4 Other Dispositions of Collateral. Convey, sell, lease or otherwise dispose of all or any part of the Collateral to any Person except for Financed Equipment in which Lenders shall have released their security interest pursuant to Section 4.3.

            7.5 Extraordinary Transaction; Restructure. (i) Dispose of any assets not in the ordinary and usual course of Borrower's business, (ii) change Borrower's name without prior written notice to Agent and Lenders, (iii) make or suffer any material adverse change in Borrower's financial condition or any material adverse change in Borrower's operations, (iv) cause, permit, or suffer any material change in Borrower's ownership by merger or otherwise, (v) engage in any business other than the business currently engaged in by Borrower or reasonably related thereto, or (vi) suspend operation of Borrower's business; provided that in the event Borrower requests Lenders' consent to a clause (iv) event and Lenders do not consent (Lenders' decision whether to consent is at Lenders' sole discretion), Borrower may prepay the Obligations with the Applicable Premium.

            7.6 Distributions. (i) Pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities (other than repurchases by cancellation of indebtedness pursuant to the terms of employee stock purchase plans, employee restricted stock agreements or similar arrangements (1) in an aggregate amount not to exceed $100,000, or (2) where Borrower may repurchase shares previously issued to employee(s) of Borrower pursuant to Borrower's stock option plans using the proceeds from such issuance); (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; provided, however, that Borrower may pay dividends payable solely in common stock; provided, further, however, once an IPO (as defined in the Warrants) occurs, and only upon the written consent of Requisite Lenders (which consent shall be at Requisite Lenders' sole discretion) Borrower may purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities.

            7.7 Mergers or Acquisitions. Acquire all or substantially all of the capital stock or assets of another Person which is not in Borrower's "ordinary course of business" or merge or consolidate with or into any other Person; provided that in the event Borrower requests Lenders' consent to such a transaction and Lenders do not consent (Lenders' decision whether to consent is at Lenders' sole discretion), Borrower may prepay the Obligations with the Applicable Premium. Borrower may acquire all or substantially all of the capital stock or assets of another Person in the "ordinary course of business." For the purposes of this Section, such an acquisition shall be in Borrower's "ordinary course of business" if it is an acquisition (a) to obtain one or more co-location facilities or similar facilities which Borrower intends to convert into one or more co-location facilities, (b) consistent with Borrower's "Business Plan," and (c) as to which the total acquisition cost thereof directly reduces Borrower's build-out costs on a dollar-for-dollar basis if Borrower were to build out similarly located co-location facilities without the acquisition. For the purposes of this Section, "Business Plan" shall mean Borrower's business plan presented to Lenders on or before the date of this Agreement and such amendments thereto as may be approved by Requisite Lenders.

            7.8 Transactions With Affiliates. Enter into any contractual obligation with any affiliate or engage in any other transaction with any affiliate except upon terms at least as favorable to Borrower as an arms-length transaction with unaffiliated Persons.

            7.9 Indebtedness Payments. Repay any notes to officers, directors or shareholders, prior to all Obligations to Lenders being fully satisfied except for repayments made solely in the Company's Equity Securities.

        8. Events of Default. Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

            8.1 If Borrower fails to pay when due and payable or when declared due and payable in accordance with the Loan Documents, any portion of the Obligations.

            8.2 If Borrower fails to perform any obligation under Sections 6.8,
6.9 and 6.10 or violates any of the covenants contained in Section 7 of this Agreement.

            8.3 If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement (other than as set forth in Sections 8.1 or 8.2), in any of the other Loan Documents, or in any other present or future agreement between Borrower and Lenders and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within fifteen (15) days after the occurrence of such default.

            8.4 If there occurs a material adverse change in Borrower's business, or if there is a material impairment of the prospect of repayment of any portion of the Obligations owing to Lenders or a material impairment of the value or priority of Agent's security interest in the Collateral.

            8.5 If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or Person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within thirty (30) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within thirty (30) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contesting by Borrower.

            8.6 (i) If there is any default in any agreement which could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Borrower, or (ii) if there is a payment default in any agreement to which Borrower is a party which is not cured within the applicable cure period thereunder resulting in a right by the other party or parties to such agreement, whether or not exercised, to accelerate the maturity of any indebtedness unless Borrower disputes such default in good faith and for which full payment is bonded or adequate reserves are maintained on Borrower's books in accordance with GAAP provided that such default does not result in any Lien.

            8.7 If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of thirty (30) days.

            8.8 If any material misrepresentation or material misstatement exists now or hereafter in any warranty, representation, statement, or report made to Lenders or either of them by Borrower or any officer, employee, agent, or director of Borrower.

            8.9 If Borrower shall breach any term of the Warrants.

            8.10 If any Loan Document shall in any material respect cease to be, or Borrower shall assert that any Loan Document is not, a legal, valid and binding obligation of Borrower enforceable in accordance with its terms.

            8.11 If a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of thirty (30) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding.

            8.12 If Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

        9. Agent's and Lenders' Rights and Remedies.

            9.1 Rights and Remedies. Upon the occurrence and during the continuance of any Default or Event of Default, neither Agent nor Lenders shall have any further obligation to advance money or extend credit to or for the benefit of Borrower. In addition, upon the occurrence and during the continuance of an Event Of Default, Lenders or Agent on behalf of Lenders, shall have the rights, options, duties and remedies of a secured party as permitted by law and, in addition to and without limitation of the foregoing, Lenders may, at the election of Requisite Lenders, without notice of election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, including the Stipulated Loan Value of the Loan Amount of each Loan, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.11 or 8.12 all Obligations shall become immediately due and payable without any action by Lenders);

                (b) Make such payments and do such acts as Agent or Lenders consider necessary or reasonable to protect Agent's security interest in the Collateral. Borrower agrees to assemble the Collateral if Agent, on behalf of Lenders, so requires, and to make the Collateral available to Agent as Agent may designate. Borrower authorizes Agent to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Requisite Lenders' determination appears to be prior or superior to their security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Agent, on behalf of Lenders, a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty
(120) days in order to exercise any of Agent's or Lenders' rights or remedies provided herein, at law, in equity, or otherwise;

                c) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Lenders and their agents and any purchasers at or after foreclosure are hereby granted an irrevocable, perpetual, fully paid, royalty-free license or other right, solely pursuant to the provisions of this
Section 9.1, to use, without charge, Borrower's Intellectual Property, including without limitation, labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any Property of a similar nature, now or at arty time hereafter owned or acquired by Borrower or in which Borrower now or at any time hereafter has any rights, relating to the ownership, operation, management, maintenance or repair or the development or construction of any Financed Equipment Location, in completing production of, advertising for sale, and selling any Collateral and in operating, maintaining, foreclosing or selling any Financed Equipment Location and, in connection with Lenders' exercise of their rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Lenders' benefit;

                (d) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Lenders determine are commercially reasonable;

                (e) Agent or any Lender may credit bid and purchase at any public sale; and

                (f) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

            9.2 Set Off Right. During the occurrence and continuance of an Event of Default arising out of Borrower's failure to comply with Section 8.1, Lenders may set off and apply to the Obligations any and all indebtedness at any time owing to or for the credit or the account of Borrower.

            9.3 Effect of Sale. Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Borrower in and to the Property sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all Persons claiming the Property sold or any part thereof under, by or through Borrower, its successors or assigns.

            9.4 Power of Attorney in Respect of the Collateral. Borrower does hereby irrevocably appoint Agent on behalf of Lenders (which appointment is coupled with an interest), the true and lawful attorney in fact of Borrower with full power of substitution, for it and in its name to file any notices of security interests, financing statements and continuations and amendments thereof pursuant to the Uniform Commercial Code or federal law, as may be necessary to perfect, or to continue the perfection of Agent's security interests in the Collateral. Borrower does hereby irrevocably appoint Agent on behalf of Lenders (which appointment is coupled with an interest) on the occurrence and during the continuance of an Event of Default, the true and lawful attorney in fact of Borrower with full power of substitution, for it and in its name: (a) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums in which a security interest is granted under Section a with full power to settle, adjust or compromise any claim thereunder as fully as if Agent were a Borrower itself, (b) to receive payment of and to endorse the name of Borrower to any items of Collateral (including checks, drafts and other orders for the payment of money) that come into Agent's possession or under

Agent's control, (e) to make all demands, consents and waivers, or take any other action with respect to, the Collateral, (d) in Agent's discretion to file any claim or take any other action or proceedings, either in their own names or in the name of Borrower or otherwise, which Agent or Requisite Lenders may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of Agent, on behalf of Lenders, in and to the Collateral, or
(e) to otherwise act with respect thereto as though Agent, on behalf of Lenders, were the outright owner of the Collateral.

            9.5 Agent's Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Agent may do any or all of the following: (a) make payment of the same or any part thereof; or (b) obtain and maintain insurance policies of the type discussed in Section 6.9 of this Agreement, and take any action with respect to such policies as Agent deems prudent. Any amounts paid or deposited by Agent shall constitute Agent's Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided. and shall be secured by the Collateral. Any payments made by Agent shall not constitute an agreement by Agent to make similar payments in the future or a waiver by Agent or any Lender of any Event of Default under this Agreement.

            9.6 Remedies Cumulative. Agent's and Lenders' rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Agent and Lenders shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Agent or any Lender of one right or remedy shall be deemed an election, and no waiver by Lenders of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Agent or any Lender shall constitute a waiver, election, or acquiescence by it or either of them.

            9.7 Application of Collateral Proceeds. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Agent, on behalf of Lenders, at the time of or received by Agent, on behalf of Lenders, after, the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

                (a) First, to the payment of out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Agent or any Lender, including without limitation, Agent's Expenses and Lenders' Expenses;

                (b) Second, to the payment to Lenders of the amount then owing or unpaid on the Loans for Scheduled Payments, the Stipulated Loan Value of the Loan Amount, and all other Obligations with respect to all Loans, provided, however, that if such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Loans, then to the unpaid interest thereon, then to unpaid principal thereof, then to the Stipulated Loan Value of the Loan Amount with respect to all Loans, and then to the payment of other amounts then payable to Lenders under any of the Loan Documents; and

                (c) Third, to the payment of the surplus, if any, to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

            9.8 Reinstatement of Rights. If Agent or Lenders shall have proceeded to enforce any right under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Agent and Lenders shall be restored to their former position and rights hereunder with respect to the Property subject to the security interest created under this Agreement.

        10. Waivers; Indemnification.

            10.1 Demand; Protest. Except for notices and demands otherwise required by the terms of this Agreement, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Agent on which Borrower may in any way be liable.

            10.2 Agent's Liability for Collateral. So long as Agent complies with its obligations, if any, under the Code, Lenders shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause other than Lender's gross negligence or willful misconduct; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

            10.3 Indemnification and Waiver. Whether or not the transactions contemplated hereby shall be consummated:

                (a) General Indemnity. Borrower shall pay, indemnify, and hold Agent and each Lender and each of their respective officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Agent's Expenses, Lenders' Expenses and reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

                (b) Environmental Indemnity. Borrower hereby agrees to indemnify, defend and hold harmless each Indemnified Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorneys' fees and the allocated cost of in-house counsel and internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any Property owned, leased or operated by Borrower. No action taken by legal counsel chosen by any Lender or Agent in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action (except for actions which constitute fraud, willful misconduct, gross negligence or material violations of law) shall vitiate or in any way impair Borrower's obligation and duty hereunder to indemnify and hold harmless each Lender and Agent. Lenders and Agent agree to use reasonable efforts to cooperate with Borrower respecting the defense of any matter indemnified hereunder, except insofar as and to the extent that their respective interests may be adverse to Borrower's, in each Lenders' reasonable discretion.

                (c) Waivers. (i) Borrower shall give Lenders written notice within one hundred eighty (180) days of obtaining knowledge of the occurrence of any claim or cause of action it believes it has, or may seek to assert to allege against Lenders whether such claim is based in law or equity, arising under or related to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby or thereby, or any act or omission to act by Lenders with respect hereto or thereto, and that if it shall fail to give such notice to Lenders with regard to any such claim or cause of action, Borrower shall be deemed to have waived, and shall be forever barred from bringing or asserting such claim or cause of action in any suit, action or proceeding in any court or before any governmental agency or authority or any arbitrator. (ii) NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT OR ANYWHERE ELSE, BORROWER AGREES THAT IT SHALL NOT SEEK FROM LENDERS UNDER ANY THEORY OF LIABILITY (INCLUDING ANY THEORY IN TORTS), ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

                (d) Survival: Defense. The obligations in this Section 10.3 shall survive payment of all other Obligations pursuant to Section 12.8 of this Agreement. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's reasonable discretion, at the sole cost and expense of Borrower. All amounts owing under this Section 10.3 shall be paid within thirty
(30) days after written demand.

        11. Notices.

                (a) Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid facsimile to Borrower Or to Lenders, as the case may be, at their respective addresses set forth below:

         If to Borrower:             COLO.COM
                                     2000 Sierra Point Parkway
                                     Brisbane, CA 94005-1819
                                     Attention: Gary Sanders
                                     Fax: (650) 244-7727
                                     PH: (650) 244-7212

         If to MMC/GATX:             MMC/GATX Partnership No. I
                                     c/o Meier Mitchell & Company
                                     4 Orinda Way, Suite 200-B
                                     Orinda, CA 94563
                                     Attention: Contract Administration
                                     Fax: (925) 254-9528
                                     PH: (925) 254-9520

         If to SVB:                  Silicon Valley Bank
                                     3003 Tasman Drive
                                     Santa Clara, CA 95054
                                     Attention: Lance Brown
                                     Fax: (408) 748-9478
                                     PH: (408) 654-1005

         If to VLL:                  Venture Lending & Leasing II, Inc.
                                     2010 North First Street, Suite 310
                                     San Jose, CA 95131
                                     Attention: CFO
                                     Fax: (408) 436-8625
                                     PH: (408) 436-8577

         If to TBC:                  Transamerica Business Credit Corporation
                                     76 Batterson Park Road
                                     Farmington, CT 06032
                                     Attention: Pamela Lamberson, Sr. Attorney
                                     Fax: (860) 677-6473
                                     PH: (860) 409-4548

         If to Lighthouse:           Lighthouse Capital Partners
                                     100 Drakes Landing Road, Suite 260
                                     Greenbrae, CA 94904
                                     Attention: Darren Haggerty
                                     Fax: (415) 925-3387
                                     PH: (415) 925-3379

        The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

        12. General Provisions.

            12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without each Lender's prior written consent, which consent may be granted or withheld in Lenders' sole discretion. Each Lender shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation's in all or any part of, or any interest in such Lender's rights and benefits hereunder. Agent shall have the right to resign as Agent hereunder without Borrower's consent and pursuant to the terms of a separate intercreditor agreement entered into between the Lenders.

            12.2 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

            12.3 Severability of Provisions. Each provision of this Agreement shall be several from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

            12.4 Entire Agreement; Construction; Amendments and Waivers.

                (a) This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement among Borrower, Agent and Lenders and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. Borrower acknowledges that it is not relying on any representation or agreement made by any Lender or Agent or any employee, attorney or agent thereof, other than the specific agreements set forth in this Agreement and the Loan Documents.

                (b) This Agreement is the result of negotiations between and has been reviewed by each of Borrower and Lenders executing this Agreement as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower, Agent or Lenders. Borrower, Agent and Lenders agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower's, Agent's or any Lender's actual intentions.

                (c) Any and all amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of each Agent and Requisite Lenders. Notwithstanding the foregoing, in all cases, any material change of maturity dates, any interest rate reduction, or any release of any Collateral or any guarantor, or any forbearances or waiver of rights under the Loan Documents shall require the written consent of each Lender. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 12.4 shall be binding upon Agent, each Lender and on Borrower.

            12.5 Reliance by Agent and Lenders. All covenants, agreements, representations and warranties made herein by Borrower shall be deemed to be material to and to have been relied upon by Lenders, notwithstanding any investigation by Lenders.

            12.6 No Set-Offs by Borrower. All sums payable by Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

            12.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

            12.8 Survival, All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Lenders with respect to the expenses, damages, losses, costs and liabilities described in Section 10.3 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Lenders have run.

        13. Relationship of Parties. Borrower, Agent and each Lender acknowledge, understand and agree that the relationship between the Borrower, on the one hand, and Agent and Lenders, on the other, is, and at all time shall remain solely that of a borrower and lenders. Neither Agent nor any Lender shall under any circumstances be construed to be partners or joint venturers of Borrower or any of its Affiliates; nor shall Agent or any Lender under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or any of its Affiliates, or to owe any fiduciary duty to Borrower or any of its Affiliates. Neither Agent nor any Lender undertakes or assumes any responsibility or duty to Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by Agent or the operations of Borrower or any of its Affiliates. Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Agent or any Lender in connection with such matters is solely for the protection Agent or such Lender and neither Borrower nor any Affiliate is entitled to rely thereon.

        14. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER, AGENT AND LENDERS HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE NORTHERN DISTRICT OF CALIFORNIA. BORROWER, AGENT AND LENDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                            BORROWER:

                                            COLO.COM

                                            By: /s/ Gary J. Sanders
                                               ---------------------------------

                                            Title: CFO
                                                  ------------------------------

                                            AGENT:

                                            MMC/GATX PARTNERSHIP NO. I
                                            By: GATX Capital Corporation,
                                                its General Partner

                                            By: /s/ Patricia W. Leicher
                                               ---------------------------------

                                            Title: VP
                                                  ------------------------------

                                            PAYMENT AGENT:
                                            SILICON VALLEY HANK

                                            By: /s/ unreadable
                                               ---------------------------------

                                            Title: SVP
                                                  ------------------------------

                                            LENDERS:

                                            MMC/GATX PARTNERSHIP NO. I
                                            By: GATX Capital Corporation,
                                            its General Partner

                                            By: /s/ Patricia W. Leicher
                                               ---------------------------------

                                            Title: VP
                                                  ------------------------------

                                            SILICON VALLEY BANK

                                            By: /s/ unreadable
                                               ---------------------------------

                                            Title: SVP
                                                  ------------------------------

                                           VENTURE LENDING & LEASING II, INC.

                                           By: /s/ unreadable
                                              ---------------------------------

                                           Title: President
                                                 ------------------------------

                                           TRANSAMERICA BUSINESS CREDIT
                                           CORPORATION

                                           By: /s/ unreadable
                                              ---------------------------------

                                           Title: EVP
                                                 ------------------------------

                                           LIGHTHOUSE CAPITAL PARTNERS III, L.P.

                                           By: Lighthouse Management
                                               Partners III, L.L.C.
                                               Its General Partner

                                           By: /s/ Edgerton Scott II
                                              ---------------------------------

                                           Name: Edgerton Scott II
                                                 ------------------------------

                                           Title: Managing Member
                                                 ------------------------------

LIST OF EXHIBITS AND SCHEDULES

Exhibit A     Financed Equipment Locations
Exhibit B     Form of Warrant
Exhibit C     Form of Loan Agreement Supplement
Exhibit D     Form of Legal Opinion
Exhibit E     Form of Landlord Agreement
Exhibit F     Form of Collateral Assignment Agreement

Schedule 1    Borrower's Trade Names
Schedule 2    Reserved

                                   EXHIBIT A

                          FINANCED EQUIPMENT LOCATIONS


1.   1200 West 7th Street, Los Angeles, CA 90017
2.   8619 Westwood Center Drive, Vienna, VA 22192

                                    EXHIBIT

                                    WARRANT

                                    EXHIBIT C

                        FORM OF LOAN AGREEMENT SUPPLEMENT

                        LOAN AGREEMENT SUPPLEMENT No. [ ]

        LOAN AGREEMENT SUPPLEMENT No. [ ], dated __, 199_ ("Supplement"), to the Loan and Security Agreement dated as of [Date] (the "Loan Agreement") by and among COLO.COM, a California corporation ("Borrower."), MMC/GATX Partnership No. I, Venture Lending & Leasing II, Inc., Transamerica Business Credit Corporation, Silicon Valley Bank, and Lighthouse Capital Partners (collectively, "Lenders") and Agent.

        Unless otherwise defined herein, capitalized terms have the meanings given to such terms in the Loan Agreement.

        1. To secure the prompt payment by Borrower of the principal of and interest on, and all other amounts from time to time outstanding under the Loan Agreement, and the performance and observance by Borrower of all the agreements, covenants and provisions contained in the Loan Agreement, Borrower does hereby grant unto Agent, on behalf of Lenders, their respective successors and assigns, a first priority security interest in all of Borrower's right, title and interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional "Financed Equipment." The list of Financed Equipment in Annex A hereto shall be construed as a supplement to, and deemed part of, the Equipment Collateral listed in Section 4.1 of the Loan Agreement and shall form a part thereof and the Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

        2. Attached as Annex B hereto is the Loan Terms Schedule with respect to the Loan the proceeds of which will be used to finance the Financed Equipment listed in Annex A hereto.

        3. The Financed Equipment shall be located at the following Financed Equipment Location: _____________________

        4. The proceeds of the Loan should be transferred to Borrower's account as set forth in Section 2.4(c) of the Loan Agreement.

        5. Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Lenders to endorse in their respective books and records, the Basic Rate applicable to the Funding Date of the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Loan Terms Schedule; (b) the representations and warranties made by Borrower in
Section 5 of the Loan Agreement and in the other Loan Documents are true and correct on the date hereof and will be true and correct on such Funding Date;
(c) Borrower has met or will by such Funding Date meet all conditions set forth in Section 3 of the Loan Agreement; (d) Borrower is now, and on such Funding Date will be, in compliance with the covenants and the requirements contained in Sections 6 and 7 of the Loan Agreement; and (e) no Default or Event of Default has occurred and is continuing under the Loan Agreement.

        6. This Supplement is being delivered in the State of California.

        7. This Supplement may be executed by Borrower, Agent and Lenders in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.



                  [Remainder of page intentionally left blank.]

        IN WITNESS WHEREOF, Borrower, Agent and Lenders have caused this Supplement to be duly executed and delivered as of this day and year first above written.



                                        COLO.COM



                                        By:_____________________________________

                                        Title:__________________________________


                                        AGENT:

                                        MMC/GATX PARTNERSHIP NO. I
                                        By: GATX Capital Corporation,
                                            its General Partner



                                        By:_____________________________________

                                        Title:__________________________________

                                        LENDERS: MMC/GATX PARTNERSHIP NO. I
                                        By: GATX Capital Corporation,
                                            its General Partner



                                        By:_____________________________________

                                        Title:__________________________________


                                        SILICON VALLEY BANK



                                        By:_____________________________________

                                        Title:__________________________________


                                        VENTURE LENDING & LEASING II, INC.



                                        By:_____________________________________

                                        Title:__________________________________


                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION




                                        By:_____________________________________

                                        Title:__________________________________


                                        LIGHTHOUSE CAPITAL PARTNERS



                                        By:_____________________________________

                                        Title:__________________________________

Annex A - Description of Financed Equipment

Annex B - Loan Terms Schedule

                                     ANNEX A

                                       to

                                    EXHIBIT C

The Financed Equipment being financed with the Loan for which this Loan Agreement Supplement is being executed is listed below. Upon the funding of such Loan, this Schedule automatically shall be deemed to be a part of the Equipment Collateral listed in Section 4.1 of the Loan Agreement.


FINANCED EQUIPMENT

See Attached Pages.

                                    ANNEX B

                              LOAN TERMS SCHEDULE



Loan Funding Date: _____________, 199__

Original Loan Amount: $______________

Basic Rate _____%

Loan Factor: _____%

Original Scheduled Payment Amount*: $______________

Date of First Scheduled Payment: $______________

To MMC/GATX: $______________

To VLL: $______________

To TBC: $______________

To SVB: $______________

To Lighthouse: $______________

Maturity Date: $______________

Final Payment: An additional amount equal to the Final Payment Percentage multiplied by the original Loan Amount then in effect, shall be paid on the Maturity Date with respect to such Loan.

Stipulated Loan Value:

Payment No.            Payment Date         Stipulated Loan Value**
-----------            ------------         ---------------------
1

2

 ...

[41]

[42]

*/The amount of each Scheduled Payment will change as the Loan Amount changes.

**/Each Stipulated Loan Value amount assumes payment of all Scheduled Payments due on or before the indicated Payment Date.

                                   EXHIBIT D

              ITEMS TO BE COVERED BY OPINION OF BORROWER'S COUNSEL


        The opinions hereafter expressed are subject to the following qualifications:

        (a) We assume the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof;

        (b) We express no opinion as to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors;

        (c) We express no opinion as to the effect of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

         Based on and subject to the foregoing, we are of the opinion that:

         1. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of [_________], and is duly qualified and authorized to do business in the state of California.

         2. Borrower has the full corporate power, authority and legal right, and has obtained all necessary approvals, consents and given all notices to execute and deliver the Loan Documents and perform the terms thereof.

         3. The Loan Documents have been duly authorized, executed and delivered by Borrower and constitute valid, legal and binding agreements.

         4. To our knowledge, there is no action, suit, audit, investigation, proceeding or patent claim pending or threatened against Borrower in any court or before any governmental commission, agency, board or authority which might have a material adverse effect on the business, condition or operations of Borrower or the ability of Borrower to perform its obligations under the Loan Documents.

         5. The Shares issuable pursuant to exercise or conversion of the Warrants have been duly authorized and reserved for issuance by Borrower and, when issued in accordance with the terms thereof, will be validly issued, fully paid and nonassessable.

         6. The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved and, when issued in accordance with the terms of Borrower's [Articles/Certificate] of Incorporation, as amended, will be validly issued, fully paid and nonassessable.

         7. The rights, preferences, privileges and restrictions granted to or imposed upon Borrower's Series [ ] Preferred Stock and the holders thereof are as set forth in Borrower's [Articles/Certificate] of Incorporation, as amended to the Date of Grant, a true and complete copy of which has been delivered to Lenders.

         8. The execution and delivery of the Warrants are not, and the issuance of the Shares upon exercise of the Warrants in accordance with the terms thereof will not be, inconsistent with Borrower's [Articles/Certificate] of Incorporation, as amended, or Bylaws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to Borrower, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other agreement or instrument of which Borrower is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

                                   EXHIBIT E

                               LANDLORD AGREEMENT


         THIS LANDLORD AGREEMENT (this "Agreement") is dated as of ____________, 1999 and made by and between MMC/GATX PARTNERSHIP NO. I, as Agent for the Lenders ), ("Landlord").


         RECITALS:

         A. COLO.COM ("Lessee"), as borrower, has entered into a Loan and Security Agreement with MMC/GATX Partnership No. I, Venture Lending & Leasing II, Inc., Transamerica Business Credit Corporation, Silicon Valley Bank and Lighthouse Capital Partners (collectively, "Lenders") and Agent dated as of November __, 1999 (as amended and supplemented from time to time, the "Loan Agreement").

         B. Landlord is the lessor under that certain lease agreement dated as of _______________, 19__, by and between Landlord and Lessee, a true and correct copy of which is attached hereto as Exhibit A (the "Lease"), which demises approximately _____ rentable square feet (the "Leasehold Premises") located on that certain real property in the County of ____________________, State of _________________ commonly known as [address], with the full legal description thereof set forth in Exhibit B (the "Real Property").

         C. Lessee has executed in favor of Agent, for the benefit of Lenders, a Collateral Assignment of Leases, Rents and Income (the "Assignment"), securing, among other things, Lessee's interest in the Lease. A copy of the Assignment has been delivered to Landlord. Lenders, as a condition to funding under the Loan Agreement, require the execution of this Agreement. Agent shall also be deemed to include any successor to Agent and any Lender or third party who subsequently executes this agreement and subsequently acquires Lessee's interest under the Lease directly or indirectly through the Assignment.

         NOW, THEREFORE, for good and sufficient consideration, receipt of which is hereby acknowledged, the parties agree as follows:

         1. Landlord consents to Borrower's execution and delivery to Agent of the Assignment.

         2. Whether or not Agent exercises rights under the Assignment, Landlord consents to the removal by Agent or Lenders of the equipment, fixtures and other personal property assets situated in the Leased Premises ("Equipment") from the Real Property, no matter how it is affixed thereto. Landlord waives and releases each and every right which Landlord now has, under laws of the State of [California] or by virtue of the Lease now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment that is already on, said Real Property, or may hereafter be delivered or installed thereon.

         3. The Equipment shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.

         4. Landlord will permit Lenders or Agent, or their agent or representative, to enter upon the Real Property for the purpose of exercising any right they may have under the terms of the Assignment, including, without limitation, the right to remove the Equipment; provided, however, that if Lenders or Agent, in removing the Equipment damage any improvements of the undersigned on the Real Property, Lenders will, at their expense, cause same to be repaired.

         5. If Agent subsequently acquires Lessee's interest as lessee under the Lease directly or indirectly through the Assignment, Landlord agrees to recognize Agent as lessee under the Lease and Agent agrees to attorn as lessee to Landlord under the Lease, and the terms of the Lease shall not be terminated, disturbed, or adversely affected; provided that Agent or Tenders shall not be obligated to cure any defaults of Lessee which occurred prior to the time Agent or Leaders purchased, exercised their rights under the Assignment or otherwise acquired their interest under the Lease unless Landlord has given Agent the corresponding written notice of default set forth in Section 6 at least ten (10) days prior to the time Agent or Lenders acquired their interest under the Lease, and Agent or Lenders shall not be liable for any other act or omission of Lessee.

         6. Landlord agrees to give Agent copies of any notices of default under the Lease, and allow Agent to cure said defaults, if Agent so elects, within thirty (30) days of Agent's receipt of said notice. As of the date hereof, Landlord acknowledges that there is no default under the Lease.

         7. Notices to Agent and Landlord shall be in writing and addressed and sent by personal or overnight delivery, or US postage pre-paid mail:

To Landlord: ____________________

             ____________________

             ____________________

             ____________________

To Agent:    MMC/GATX Partnership No. I
             c/o Meier Mitchell & Company
             4 Orinda Way, Suite 200B
             Orinda, CA 94563
             Attention: Contract Administration

         8. Nothing in this Agreement shall be deemed to change in any manner the provisions of the Assignment or waive any right that Agent may now have or later acquire against Lessee by reason of the Assignment.

         9. This agreement shall be binding upon the heirs, successors and assigns of Landlord and shall inure to the benefit of each Lender, Agent and its respective successors and assigns. This Agreement shall be governed by, and construed in accordance with, the laws of California. This Agreement may be executed in counterparts. This Agreement contains the entire agreement of the parties and supercedes any and all prior agreements and understandings. This Agreement may not be amended or modified unless in writing executed by all of the parties.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.



MMC/GATX PARTNERSHIP NO. I, as Agent           _________________________________
By: GATX Capital Corporation,
    its general partner                        OWNER/LESSOR



By:_____________________________               By:______________________________


Title:__________________________               Title:___________________________


      The foregoing Agreement must be acknowledged before a Notary Public.

STATE OF          )
                  ) ss
COUNTY OF         )


         On the _____ day of _____________, 1999 before me,____________________,

         Notary Public, personally appeared ____________________________________

         to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), ' and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         WITNESS my hand and official seal


                                   _____________________________________________
                                   SIGNATURE OF NOTARY PUBLIC

         (SEAL)

                        Exhibit A to Landlord Agreement

                                      LEASE

                        Exhibit B to Landlord Agreement

                                LEGAL DESCRIPTION

                                  . EXHIBIT F

                            COLLATERAL ASSIGNMENT OF

                            LEASES, RENTS AND INCOME


         THIS COLLATERAL ASSIGNMENT OF LEASES, RENTS AND INCOME (the "ASSIGNMENT") is made as of _______________, 1999, between MMC/GATX Partnership No. I, as Agent for the Lenders (the "AGENT"), and COLO.COM (the "BORROWER"), with reference to the following Recitals:


                                    RECITALS

         A. Borrower is a tenant under certain leases more particularly described in Exhibit A hereto (the "LEASES"), and is entitled to the payment of certain fees, charges and rentals under various license/rental/customer agreements as they pertain to the Financed Equipment Locations (the "OCCUPANCY AGREEMENTS") entered into by Borrower, as ___________________, with parties occupying space located in the premises demised to Borrower, as tenant, under the Leases (the "RENTS AND INCOME"). The Leases and Occupancy Agreements are referred to herein collectively as the "COLLATERAL DOCUMENTS."

         A. Borrower, has entered into a Loan and Security Agreement with MMC/GATX Partnership No. I, Venture Lending & Leasing II, Inc., Transamerica Business Credit Corporation, Silicon Valley Bank and Lighthouse Capital Partners (collectively, "LENDERS") and Agent dated as of November __, 1999 (as amended and supplemented from time to time, the "LOAN AGREEMENT"), pursuant to which Borrower has granted to Bank a security interest in certain property of Borrower. Unless otherwise defined herein, capitalized terms have the meanings given such terms in the Loan Agreement.

         C. Borrower has agreed to assign as security to the Agent, for the benefit of the Lenders, all of the right, title and interest of Borrower in and under the Collateral Documents, and to grant to the Agent, for the benefit of the Lenders, a security interest in the Rents and Income, upon the terms and subject to the conditions set forth herein.

         NOW THEREFORE, in consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. The parties hereby acknowledge and agree that the Collateral Documents and the Rents and Income constitute "COLLATERAL" under and subject to the terms of the Loan Agreement.

         2. All cash proceeds from the Collateral Documents, including without limitation the Rents and income, are "COLLATERAL" as that term is defined in the Loan Agreement and shall be payable by Borrower to the Lenders in accordance with the terms thereof and the terms of this Assignment.

         3. This assignment is intended by Borrower to create and shall be construed to create an immediate assignment as security to Agent, for the benefit of the Lenders, of all of Borrower's right, title and interest in the Collateral Documents and the Rents and Income. By its acceptance of this Assignment, and so long as an Event of Default shall not have occurred and be continuing under the Credit Agreement, Agent hereby grants to Borrower a revocable license to enforce the Collateral Documents, to collect the Rents and Income, to apply the Rents and Income to the payment of the costs and expenses incurred in connection with the business operation of Borrower as may be permitted by the terms of the Loan Agreement. Upon occurrence of an Event of Default and at any time thereafter during the continuance thereof, Agent shall have the right to revoke the license granted to Borrower hereby by giving written notice of such revocation to Borrower. Upon such revocation, Borrower shall promptly deliver to the Agent, for the benefit of the Lenders, all Rents and Income then held by Borrower, and Agent, for the benefit of the Lenders, shall thereafter be entitled to collect and receive, without deduction or offset, all Rents and Income and apply such Rents and Income as provided in the Loan Agreement, and to enforce and exercise the rights of Borrower under the Collateral Documents.

         4. (a) Borrower agrees to execute such additional documentation as may be requested by the Lenders to effectuate the assignment as security to the Agent hereunder of Borrower's right, title and interest under the Leases and to obtain the agreement of the landlords thereunder to recognize Agent and any successor or assignee of Agent as the tenant under the Leases upon exercise by Agent of its rights under this Assignment.

            (b) From and after the date hereof, Borrower shall not enter into or consent to any amendment, modification or termination of any of the Leases without the prior written consent of Requisite Lenders (as defined in the Loan Agreement).

            (c) Borrower represents and warrants that it has delivered true and correct copies of the Leases to Agent.

        5. Borrower shall execute such further documentation (including, without limitation, a UCC-1 Financing Statement) and do such further acts as may be necessary to perfect the Agent's security interest in the Collateral Documents and the Rents and Income. Borrower agrees that Agent may record this Assignment in the applicable county recording office.

        6. This Assignment may be executed in any number of counterparts; each such counterpart bearing the signature of a party hereto shall be deemed to be an original document, and any set of counterparts bearing the signatures of all parties hereto when taken together shall constitute a fully-executed Assignment.

            7. Borrower represents and warrants to the Lenders that Borrower has full right, title and interest in and to the Collateral Documents, and the Collateral Documents are not subject to any security interest, lien or encumbrance of any kind except in favor of Agent, for the benefit of the Lenders.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.



                                        COLO.COM



                                        By: ____________________________________

                                            Its: _______________________________


                                        MMC/GATX PARTNERSHIP NO. I, AS
                                        AGENT FOR THE LENDERS

                                        By: GATX CAPITAL CORPORATION,
                                            ITS GENERAL PARTNER



                                        By: ____________________________________

                                            Its: _______________________________


      The foregoing Agreement must be acknowledged before a Notary Public.

STATE OF          )
                  )  ss
COUNTY OF         )

            On the _______ day of _____________, 1999 before me, _______________

            Notary Public, personally appeared _________________________________

            to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

            WITNESS my hand and official seal



                                        ________________________________________
                                        SIGNATURE OF NOTARY PUBLIC

            (S E A L)

                                   SCHEDULE 1
                             BORROWER'S TRADE NAMES




Colomotion